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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549



FORM 8-K



CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  January 28, 2000



CONSOLIDATED NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)



Delaware                 1-3196               54-1966737

  (State of incorporation)      (Commission           (IRS Employer
                                File Number)       Identification No.)




120 Tredegar Street
Richmond, Virginia 23219

(Address of principal executive offices, including zip code)



Registrant's telephone number, including area code:  (804) 819-2000



625 Liberty Avenue; Pittsburgh, Pennsylvania 15222-3199

(Former name or former address, if changed since last report.)


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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT


	The merger of Consolidated Natural Gas Company (Old CNG) into a wholly-owned subsidiary (New CNG) of Dominion Resources, Inc. (Dominion Resources) was consummated on January 28, 2000. New CNG was the survivor of the merger and its name was changed to "Consolidated Natural Gas Company." The transaction was completed in accordance with the description of the merger in the Form S-4 Registration/Proxy Statement effective May 21, 1999, SEC File No. 333-75669.

	Pursuant to the merger, all 95,691,756 shares of outstanding common stock of Old CNG were converted into $2,541,393,396 cash and 87,449,698 shares of Dominion Resources common stock. Immediately after the merger there were 240,866,814 shares of Dominion Resources common stock outstanding.

	The balance sheet of Old CNG has substantially become the balance sheet of New CNG; all outstanding debt securities that are listed on the New York Stock Exchange or otherwise publicly traded have accordingly become the debt securities of New CNG. All the subsidiaries of Old CNG have become subsidiaries of New CNG pursuant to the merger.

Dominion Resources funded the merger with a $3.5 billion commercial paper program and $1 billion of privately placed money market notes. The commercial paper program is backed by a short-term credit facility agented by the Bank of America. Dominion Resources anticipates replacing a significant portion of the short term financing with proceeds from: (i) the issuance of debt, preferred, and/or convertible securities; (ii) the divestiture of Dominion Resources' financial services subsidiary, Dominion Capital, Inc.; (iii) the sale of other non-core assets, including CNG International Corporation, which do not support the combined company's MAIN to Maine strategy and (iv) the sale of Virginia Natural Gas Company as required by certain regulatory authorities as a condition to their approval of the merger.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


	New CNG's certifying accountant subsequent to the merger will be Deloitte & Touche LLP., the certifying accountant for Dominion Resources. PricewaterhouseCoopers LLP was the certifying accountant for Old CNG.
Since the only reason for the change in accountants is to have Deloitte & Touche LLP continue to be the certifying accountant for the entire Dominion Resources system, the requirement for detailed information of Item 304 of Regulation S-K is deemed inapplicable.



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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED NATURAL GAS COMPANY
                                         ________________________________
                                                   (Registrant)


                                          By        J. L. Trueheart
                                           ______________________________
                                                   (J. L. Trueheart)
                                                Group Vice President
                                                   and Controller
                                                (Principal Accounting
										   Officer)


February 3, 2000